UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2018

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	98-1133710
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02. Termination of a Material Definitive Agreement

The disclosures contained in “Item 2.01. Completion of Acquisition or Disposition” and “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this Current Report on Form 8-K are incorporated in this Item 1.02 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 25, 2018, Oxford Immunotec Global PLC (the “Company”), entered into a Limited Liability Company Interest Purchase Agreement (the “Purchase Agreement”) with Quest Diagnostics Incorporated, a Delaware corporation (“Quest”), Oxford Immunotec Limited, a limited company incorporated in England and Wales and a wholly owned subsidiary of the Company (“Oxford Limited”) and Oxford Immunotec, LLC, a Delaware limited liability company (formerly known as Oxford Immunotec, Inc., a Delaware corporation) and a wholly owned subsidiary of the Company (“Oxford LLC”), pursuant to which Oxford Limited agreed to sell, and Quest agreed to acquire, the Company’s U.S. laboratory services business (the “Laboratory Services Business”) for gross proceeds of $170 million in cash (the “Transaction”).

As contemplated in the Purchase Agreement, Oxford Immunotec USA, Inc., a Delaware corporation and a newly formed wholly owned subsidiary of Oxford Limited (“Oxford USA”), joined the Purchase Agreement by way of a Joinder Agreement dated October 1, 2018.

The Transaction was consummated in accordance with the terms and conditions of the Purchase Agreement on November 6, 2018 (the “Closing Date”). Prior to and in connection with consummation of the Transaction, Oxford USA and Oxford LLC carried out a corporate restructuring pursuant to which (i) the assets and businesses of Oxford LLC other than the Laboratory Services Business were transferred to Oxford USA and (ii) Oxford LLC was converted into a limited liability company.

Additionally, pursuant to the terms of the Purchase Agreement, the parties entered into certain ancillary agreements as of the Closing Date, including: (i) a transitional services agreement, (ii) a technology license agreement and (iii) a long-term supply agreement (the “Supply Agreement”), pursuant to which Oxford USA agreed to sell, and Quest agreed to purchase, T-SPOT.TB test kits and related accessories from Oxford USA. In addition, the parties entered into a strategic collaboration agreement to drive continued growth of T.SPOT.TB testing in the U.S.

Further, approximately $33 million of the gross proceeds received by the Company pursuant to the Transaction, will be paid directly to MidCap Financial Trust (“MidCap”) to repay the outstanding indebtedness under two agreements the Company entered into with MidCap (the “MidCap Agreements”) in October 2016. Pursuant to the MidCap Agreements, MidCap provides the Company with $40 million in debt financing, comprised of both a term loan (the “Term Loan”) and a revolving line of credit (the “Revolving Loan”). The Term Loan provides the Company with a term loan of $30 million, which matures October 4, 2021. The Revolving Loan provides the Company with a revolving line of credit of up to $10 million, which matures October 4, 2021. Effective on the Closing Date and in connection with the Company’s repayment of the outstanding indebtedness under the MicCap Agreements, the Term Loan and the Revolving Loan, and all related agreements thereunder, were terminated and all borrowings outstanding thereunder were repaid in full.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on September 25, 2018, and which is incorporated herein by reference.

The foregoing description of the Supply Agreement is qualified in its entirety by reference to the full text of the Supply Agreement, a copy of which was filed as Exhibit B to Exhibit 2.1 to the Form 8-K filed by the Company on September 25, 2018, and which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained in “Item 1.02. Termination of a Material Definitive Agreement” and “Item 2.01. Completion of Acquisition or Disposition” of this Current Report on Form 8-K are incorporated in this Item 2.03 by reference.

Item 8.01 Other Events

On November 6, 2018, the Company and Quest issued a joint press release with respect to the closing of the Transaction (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Statements

As a result of the Transaction, and in accordance with the guidance in Accounting Standards Codification 205-20 Presentation of Financial Statements - Discontinued Operations, the Laboratory Services Business was reflected as a discontinued operation for all periods presented in the Company’s unaudited condensed consolidated financial statements in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, as filed on November 9, 2018 (the “Form 10-Q”). The major classes of assets and liabilities of the Laboratory Services Business as of September 30, 2018 and December 31, 2017 and the results of operations for the disposed Laboratory Services Business for such periods, are included in Note 14. Discontinued operations to the Company’s unaudited condensed consolidated financial statements included in the Form 10-Q.

Therefore, only the unaudited pro forma condensed consolidated statement of operations for the twelve months ended December 31, 2017, the twelve months ended December 31, 2016 and the twelve months ended December 31, 2015, including notes thereto, which give effect to the Transaction, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated November 6, 2018.
99.2	Unaudited pro forma financial statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2018

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Richard M. Altieri
Richard M. Altieri
Chief Financial Officer

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